EXHIBIT 10.22

                                        CONFIDENTIAL  TREATMENT  HAS BEEN SOUGHT
                     FOR  PORTIONS OF THIS  EXHIBIT PURSUANT TO RULE 24B-2 UNDER
                             THE  SECURITIES  EXCHANGE  ACT OF 1934, AS AMENDED.






                                  EXOGEN, INC.


                                       AND


                              SMITH & NEPHEW, INC.


                                MASTER AGREEMENT


                                 August 10, 1998

                                TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----

SECTION 1.          Purchase of Exogen Common Stock by S&N..................1

SECTION 2.          United States Sales Representative Agreement............1

SECTION 3.          Payment on Initial Payment Date.........................2

SECTION 4.          License Agreement.......................................2

SECTION 5.          United States Stocking Distribution Agreement...........2

SECTION 6.          Global Stocking Distribution Agreement;
                    Option to Purchase Additional Shares of
                    Exogen Common Stock.....................................3

SECTION 7.          Certain Rights of First Negotiation.....................6

SECTION 8.          Certain Covenants of Exogen.............................7

SECTION 9.          Certain Covenants of S&N...............................10

SECTION 10.         Representations and Warranties of Exogen...............12

                    10.1     Power and Authority...........................12

                    10.2     Valid Issuance of Exogen Common Stock.........12

                    10.3     Consents......................................13

                    10.4     Compliance with Other Instruments.............13

                    10.5     ISO 9000 and CE Mark of Approval..............13

                    10.6     Millenium Compliance..........................13

SECTION 11.         Representations and Warranties of S&N..................14

                    11.1     Power and Authority...........................14

                    11.2     Consents......................................14

                    11.3     Compliance with Other Instruments.............14

SECTION 12.         Miscellaneous..........................................14

                    12.1     Survival of Warranties........................14

                    12.2     Deductible....................................14

                    12.3     Claim Notice..................................15

                    12.4     Remedies......................................15

                    12.5     Successors and Assigns........................15

                    12.6     Governing Law.................................16

                    12.7     Counterparts..................................16

                    12.8     Titles and Subtitles..........................16

                    12.9     Notices.......................................16

                    12.10    Attorneys' Fees...............................16


                    12.11    Amendments and Waivers........................16

                    12.12    Severability..................................16

                    12.13    Entire Agreement..............................16

                    12.14    Press Releases and Announcements..............17

                    12.15    Arbitration...................................17

                                    SCHEDULES


SCHEDULE 5     Terms and Conditions of U.S. Stocking Distribution Agreement

SCHEDULE 6A    Terms and Conditions of Global Stocking Distribution Agreement

SCHEDULE 6B Terms and Conditions of Individual Country Stocking Distribution Agreement (Prior to Exercise of Global Distribution Option)

SCHEDULE 7     Terms and Conditions to Serve as the Basis for Good Faith
               Negotiations

SCHEDULE 8     U.S. and Foreign Patents, Trademarks and Applications

SCHEDULE 9     Current International Arrangements

SCHEDULE 10    Required Consents

                                    EXHIBITS


EXHIBIT A                  Common Stock Purchase Agreement

EXHIBIT B                  U.S. Sales Representative Agreement

EXHIBIT C                  License Agreement

                                MASTER AGREEMENT


                  Master Agreement ("Agreement") dated as of August 10, 1998 between Exogen, Inc., a Delaware corporation ("Exogen"), and Smith & Nephew, Inc., a Delaware corporation ("S&N").

                                    RECITALS

                  WHEREAS, Exogen manufactures and sells Sonic Accelerated Fracture Health Systems ("SAFHS"); and

                  WHEREAS, S&N desires to acquire certain rights from and interests in Exogen.

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                  SECTION 1. Purchase of Exogen Common Stock by S&N. On the date hereof (the "Initial Closing Date"), Exogen will issue and sell to Smith & Nephew Holdings, Inc., an affiliate of S&N, and Smith & Nephew Holdings, Inc. will purchase from Exogen, 820,000 shares of Common Stock, par value $.0001 per share, of Exogen ("Exogen Common Stock"). The price to be paid for each share of Exogen Common Stock to be so purchased by S&N shall be $5.00, or an aggregate purchase price of $4,100,000. In connection with such issuance, sale and purchase, on the Initial Closing Date (i) Exogen and Smith & Nephew Holdings, Inc. shall execute and deliver the Common Stock Purchase Agreement in the form of Exhibit A to this Agreement (the "Purchase Agreement"), and the Registration Rights Agreement in the form of Annex A to the Purchase Agreement (the "Initial Registration Rights Agreement"), (ii) Exogen shall deliver or cause to be delivered to Smith & Nephew Holdings, Inc. all certificates (other than the Exogen Common Stock certificate (as required in the Purchase Agreement) and other documents contemplated by the Purchase Agreement to be delivered by it,
(iii) to the extent possible, the Exogen Common Stock certificate required in the Purchase Agreement; and (iv) Smith & Nephew Holdings, Inc. shall deliver to Exogen the Purchase Price (as defined in the Purchase Agreement) in the manner contemplated by the Purchase Agreement. If Exogen is not able to deliver the Exogen Common Stock certificate on the Initial Closing Date, then Exogen shall deliver such certificate to Smith & Nephew Holdings, Inc. no later than five (5) business days following the Initial Closing Date.

                  SECTION 2. United States Sales Representative Agreement. On the Initial Closing Date, Exogen and S&N shall execute and deliver the United States Sales Representative Agreement in the form of Exhibit B to this Agreement (the "U.S. Sales Representative Agreement").

                  SECTION 3. Payment on Initial Payment Date. On the Initial Closing Date, S&N shall deliver to Exogen $1,000,000 by wire transfer to Exogen's bank account (designated at least one business day prior to the Initial Closing Date).

                  SECTION 4. License Agreement. On the Initial Closing Date, Exogen and S&N shall execute and deliver a License Agreement in the form of Exhibit C to this Agreement (the "License Agreement").

                  SECTION 5. United States Stocking Distribution Agreement.

                  (a) Exogen and S&N will enter into a United States Stocking Distribution Agreement having the terms and conditions set forth in Schedule 5 to this Agreement (the "U.S. Stocking Distribution Agreement") in accordance with the following:

                      (i) If the Requisite Approval Date (as defined in Section 4(b) of the U.S. Sales Representative Agreement) occurs prior to or on July 31, 2002, Exogen and S&N will enter into such agreement within 30 days following the Requisite Approval Date, provided that in no event will the U.S. Stocking Distribution Agreement become effective prior to August 1, 2000.

                      (ii) If S&N desires to enter into such agreement even though the Requisite Approval Date has not occurred or has occurred after July 31, 2002 and so notifies Exogen of such desire prior to the termination or expiration of the U.S. Sales Representative Agreement, Exogen and S&N will enter into such agreement within 30 days following such notification, provided that in no event will the U.S. Stocking Distribution Agreement become effective prior to August 1, 2000. Each of Exogen and S&N shall negotiate in good faith the terms of the U.S. Stocking Distribution Agreement and shall use diligent efforts to enter into such agreement within the foregoing timetable.

                  (b) In consideration for the execution and delivery of the U.S. Stocking Distribution Agreement, S&N shall pay to Exogen an aggregate of [****], which shall be payable as follows: [****] concurrently with the execution and delivery of the U.S. Stocking Distribution Agreement and [****] on the first anniversary of such execution and delivery. Such payments shall be made by wire transfer to an account designated by Exogen no later than two (2) business days prior to the execution and delivery of the U.S. Stocking Distribution Agreement.

------------

     [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  SECTION 6. Global Stocking Distribution Agreement; Option to Purchase Additional Shares of Exogen Common Stock.

                      (a) S&N shall have the option (the "Global Distribution Option"), exercisable by S&N by written notice given to Exogen at any time during the period commencing on the Initial Closing Date and ending on the [****] of the Initial Closing Date ("Global Option Period"), to cause Exogen to enter into with S&N or one or more of its Affiliates a Global Stocking Distribution Agreement having the terms and conditions set forth in Schedule 6A to this Agreement (the "Global Stocking Distribution Agreement"). Each of Exogen and S&N shall negotiate in good faith the terms of the Global Stocking Distribution Agreement and shall use diligent efforts to enter into the Global Stocking Distribution Agreement as promptly as practicable after the exercise of such option.

                     (i) Exogen represents and warrants that Schedule 9 sets forth a complete and accurate list of all sales representative, distribution and similar arrangements to which Exogen is a party with respect to territories outside of the United States as of the date of this Agreement ("Current International Arrangements"), together with a description of: the territory covered by each current International Arrangement; Exogen's rights to terminate each Current International Arrangement; the expiration date of each Current International Arrangement; and any extension or renewal rights. S&N's right to commence distribution in any country outside the United States shall be subject to and limited by the terms and conditions disclosed on
         Schedule 9, and any extension, renewal or amendment to any Current International Arrangement as is permitted pursuant to Section 6(e) of this Agreement. Notwithstanding anything contained herein to the contrary, Exogen shall use diligent efforts to terminate the Current International Arrangements as soon as possible following S&N's exercise
         of  its  Global  Distribution   Option.

                      (ii) For purposes of this Agreement:

                            "Affiliate"    means   (A)   any   entity   directly
controlling, controlled by, or under common control with another entity, or (B) any person or entity owning or controlling more than 50% of the outstanding voting securities of an entity. "Control" means possession of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of a majority of the outstanding voting securities or by contract or otherwise.

                            "Global  Option  Exercise  Date" means the date,  if
any, on which S&N provides the written notice referred to in Section 6(a).
--------------

     [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  (b) Exogen hereby grants to S&N an option (the "Option") to purchase from the Company additional shares of Exogen Common Stock for its own account or its designee, subject to the following terms and conditions:

                      (i) The Option shall be exercisable by S&N beginning only when and if S&N exercises the Global Distribution Option within the time period specified in Section 6(a), and any time thereafter until the second anniversary of the Global Option Exercise Date.

                      (ii) The Option may be exercised in whole or in part, but may only be exercised one time. In order to exercise the Option, S&N shall give to Exogen a written notice of S&N's election to exercise the Option (the date of such notice being referred to herein as the "Option Exercise Date") and S&N's designation of the date on which the purchase by S&N of the shares of Exogen Common Stock shall be closed (the "Option Closing Date"), which date shall be no earlier than three business days following the Option Exercise Date and no later than (A) the 45th day after the Option Exercise Date or (B) the third business day after the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, whichever is later. On the Option Closing Date, S&N shall pay to Exogen the aggregate purchase price for the shares of Exogen Common Stock purchased pursuant to exercise of the Option in immediately available funds by wire transfer to a bank account designated by Exogen, and Exogen shall deliver to S&N a certificate representing the number of shares of Exogen Common Stock so purchased by S&N, registered in the name of S&N or its nominee.

                      (iii) The maximum number of shares of Exogen Common Stock which can be purchased upon exercise of the Option is equal to the difference between (A) the number of shares of Exogen Common Stock equal to nineteen percent (19%) of the number of shares of Exogen Common Stock issued and outstanding as of the Option Exercise Date
         (after giving effect to the shares issuable upon exercise of the Option), minus (B) the number of shares of Exogen Common Stock purchased by S&N on the Initial Closing Date (adjusted to reflect any stock dividends, stock splits or similar events).

                      (iv) The price to be paid for each share of Exogen Common Stock to be purchased by S&N pursuant to exercise of the Option shall be equal to the average of the last reported sale price per share of Exogen Common Stock as reported on the Nasdaq National Market or such other national securities exchange or securities quotation system on which such shares are then traded or quoted, using the last reported sale price for each of the 20 consecutive trading days ending on the third trading day immediately preceding the Option Exercise Date.

                      (v) On the Option Closing Date or as soon thereafter as is practicable, Exogen and S&N shall enter into a Registration Rights Agreement having terms and conditions substantially similar to those contained in the Initial Registration Rights Agreement and covering the shares of Common Stock purchased upon exercise of the Option.

                  (c) If S&N exercises the Global Distribution Option, S&N shall pay to Exogen by wire transfer an aggregate of [****], which shall be payable as follows: [****] concurrently with the execution and delivery of the Global Stocking Distribution Agreement and [****] on the first anniversary of such execution and delivery. Exogen shall designate to S&N in writing the bank account to which funds should be transferred no later two (2) business days prior to the execution and delivery of the Global Distribution Agreement.

                  (d) If, during the period ending on the earlier of the Global Option Exercise Date and the expiration of the Global Option Period, Exogen desires to commence or continue the distribution or sale of Products (as defined in the U.S. Sales Representative Agreement) in a country in which Exogen does not then have a sales representative, distribution or other similar agreement in effect (including by reason of the termination, expiration, renewal or extension of a prior agreement in such country) or in which Exogen is not then selling Products directly, Exogen shall so notify S&N. If S&N so elects within 10 days following receipt of such notice, S&N shall have the exclusive right for a period of 60 days after receipt of such notice to negotiate with Exogen with respect to a stocking distribution agreement in such country with S&N (or an Affiliate of S&N) having the terms and conditions set forth in Schedule 6B to this Agreement (the "Individual Country Stocking Distribution Agreement"). Exogen and S&N shall negotiate in good faith the terms and conditions of any such agreement, including the payment of an up front fee if Exogen has previously engaged in distribution activities or expended funds to obtain regulatory approval to distribute in that country. If the terms and conditions of any such agreement require the payment by S&N of any fee, the fee paid by S&N shall be credited against any amount that may become due pursuant to the first sentence of Section 6(c). If Exogen and S&N do not reach agreement on the terms of an agreement within the 60 day period referenced above, Exogen shall be free to negotiate such an agreement with any other third party, provided that such an agreement can be terminated by Exogen on no more than ninety (90) days' notice (or such longer period as is required by applicable law).

                  (e) In the event that S&N elects under Section 6(d) to enter into Individual Country Stocking Distribution Agreements and S&N has paid Exogen at least [****] in up front fees (pursuant to Section 6(d)) for such agreements, then S&N shall have the right at any time following the last payment to exercise the Global Stocking Distribution Option without payment of the amounts required under Section 6(c), and the provisions of Section 6(c) shall be of no further force or effect.

-------------
     [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  SECTION 7. Certain Rights of First Negotiation.

                  (a) If, at any time prior to August 1, 2008, Exogen desires to enter into an agreement of any kind (including, without limitation, an agreement for sale, development, manufacture, license or distribution) with a third party with respect to, or in connection with, any ultrasound or mechanical stress therapy (and any intellectual property rights relating thereto) for the treatments and indications set forth in Section 1 of the U.S. Sales Representative Agreement, the U.S. Stocking Distribution Agreement, Global Stocking Distribution Agreement or Individual Country Stocking Distribution Agreement or any new indication, including, without limitation, spine, cartilage, wounds, osteoporosis or other muscular-skeletal tissues, Exogen shall give S&N notice thereof. If S&N so elects within 10 days following receipt of such notice, S&N shall have the right, on a non-exclusive basis, for a period of 45 days after receipt of such notice to negotiate with Exogen with respect to a letter of intent for any such agreement. During such 45 day period, Exogen shall not execute a letter of intent or definitive agreement with any other person or entity. If a letter of intent is executed with S&N within such 45 day period, such letter of intent shall be subject to and conditioned upon approval by the board of directors of Smith & Nephew plc no later than 45 days from the execution of the letter of intent ( the period from execution of a letter of intent until approved by such board of directors to be referred to as the "Approval Period"). During the Approval Period and for a period of 90 days thereafter, if approved by the Smith & Nephew plc board of directors, Exogen shall not initiate, encourage or participate in any discussions with respect to such agreement or arrangement with any other person or entity. Exogen and S&N shall negotiate in good faith the terms and conditions of any such letter of intent and agreement. The parties acknowledge that the letter of intent and agreement may include the terms and conditions set forth in Schedule 7 to this Agreement.

                  (b) If, at any time during the effectiveness of any of the U.S. Sales Representative Agreement, the U.S. Stocking Distribution Agreement or the Global Stocking Distribution Agreement, Exogen desires to sell, transfer or otherwise dispose of substantially all of the assets of Exogen or to effect a merger, consolidation, recapitalization, issuance of shares of capital stock or other transaction, as a result of which the stockholders of Exogen immediately prior to such transaction own less than a majority of the voting securities of the surviving entity after such transactions, Exogen shall give S&N notice thereof. If S&N so elects within 10 days following receipt of such notice, S&N shall have the right, on a non-exclusive basis, for a period of 45 days after receipt of such notice to negotiate with Exogen with respect to a letter of intent for any such transaction. During such 45 day period, Exogen shall not execute a letter of intent or definitive agreement with any other person or entity. If a letter of intent is executed with S&N within such 45 day period, such letter of intent shall be subject to and conditioned upon approval by the board of directors of Smith & Nephew plc during the Approval Period. During the Approval Period and for a period of 90 days thereafter, if approved by the Smith & Nephew plc board of directors, Exogen shall not initiate, encourage or participate in any discussions with any other person or entity relating to such transaction. Exogen and S&N shall negotiate in good faith with respect to any such letter of intent and transaction.

                  (c) Nothing set forth in Section 7(a) or (b) shall be deemed to require Exogen or S&N to enter into an agreement with the other party with respect to the types of transactions or agreements covered by these Sections.


                  SECTION 8. Certain Covenants of Exogen.

                  (a) Exogen shall use diligent efforts to obtain, as soon as reasonably practicable, national reimbursement approval for the SAFHS 2000 and 3000 devices in each of France, Germany and Holland; provided, that failure to obtain such approvals shall not constitute a default under this Agreement if Exogen has otherwise complied with this Section 8(a).

                  (b) Exogen warrants and represents to S&N that, except as set forth on Schedule 8, it is the sole and exclusive owner of the patents and patent applications set forth in Schedule 8 and the inventions therein set forth, the trademarks and trademark applications set forth in Schedule 8, and the copyright in all software, directions for use, labeling and promotional materials heretofore used in association with SAFHS devices (collectively, "Intellectual Property"). Exogen will pay all maintenance fees for issued patents prior to applicable due dates and renew all registered trademarks prior to applicable renewal dates and prosecute all patent applications; provided, however, that if Exogen elects not to maintain any patent, renew any trademark or prosecute any patent application in any territory in which S&N has distribution or sales representative rights, it shall give notice to S&N at least 60 days prior to the due date for such maintenance fee or renewal, and S&N may pay such amounts and take such actions as are required for such maintenance, renewal or prosecute any patent application in any territory in which S&N has distribution or sales representative rights and Exogen shall execute such agreements, assignments or other documents as may be required in order to make S&N a co-assignee or co-owner of any patent or trademark for which S&N has paid a fee for so long as S&N continues to pay such fees. Exogen shall not, without the prior written approval of S&N, which approval shall not be unreasonably withheld, sell, transfer, convey, pledge or otherwise encumber the Intellectual Property or any Intellectual Property developed in the future relating to Products in any territory in which S&N has distribution or sales representative rights; provided, however, that Exogen shall not be precluded from engaging in a transaction covered by Section 7 in accordance with such Section or from granting a security interest in substantially all of its assets in connection with obtaining a loan or line of credit or similar financing from one or more financial institutions, provided Exogen delivers an effective and legally binding agreement from the secured party wherein the secured party agrees to subordinate its claims and interests to that of S&N and not to disturb, terminate or modify any rights S&N may have with respect to any security or collateral if the secured party exercises its rights with respect to such security or collateral.

                  (c) (i) Exogen shall indemnify S&N and its employees, Affiliates, sales representatives and distributors from and against any claim or suit for patent, trademark or copyright infringement arising out of or connected with the sale and marketing of Products. Exogen warrants and represents to S&N that it has received no notice of patent, trademark or copyright infringement from any third party with respect to

         Products. Exogen shall promptly notify S&N of any future suits, claims or demands relating to the Intellectual Property.

                      (ii) Each party shall promptly notify the other party of any lawsuit, demand, claim or other action or threat thereof in respect of which indemnification may be sought under Section 8(c)(i). Exogen shall have sole control over the defense and settlement of any such action and S&N shall reasonably cooperate with Exogen in such defense at Exogen's expense.

                  (d) If either party has evidence that a third party is infringing the Intellectual Property, it will promptly notify the other party.

                      (i) Exogen shall have the first right to enforce any Intellectual Property rights against any infringement or alleged infringement thereof, and shall notify S&N, within three (3) months of receipt of the notice referred to above, whether it intends to institute suit against any such infringer or alleged infringer. If Exogen so elects, it shall have the right to control, settle and defend such suit in a manner consistent with the terms and provisions of this
         Section 8(d) and shall at all times keep S&N informed as to the status thereof. S&N may elect to share equally in the Expenses (as defined in Section 8(e)) of any such suit, by notice to Exogen within 30 days following receipt of Exogen's notice of intent to institute suit.

                      (ii) If Exogen  elects  not to  enforce  any  Intellectual
         Property rights relating to an alleged infringement claim in a territory in which S&N has distribution or sales representative rights, S&N may, in its sole judgment, institute suit against any such infringer or alleged infringer and control, settle and defend such suit in a manner consistent with the terms and provisions of this Section 8(d). In such event, S&N shall at all times keep Exogen informed as to the status thereof. Exogen may elect to share equally in the Expenses of any such suit, by notice to S&N within 30 days following receipt of S&N's notice of intent to institute suit. Notwithstanding the foregoing, no settlement, consent judgment or other voluntarily final disposition of any such suit may be entered into without the consent of Exogen, which consent will not be unreasonable withheld.

                      (iii) In any suit covered by this Section 8(d), the party not controlling the litigation (the "Participant Party") shall reasonably cooperate in such litigation. Each party agrees that, if it is the Participant Party, it may be named (if appropriate) as a party in any suit brought by the other party under this Section 8(d); provided that S&N shall not be made a party to a suit with respect to a territory in which it does not have distribution or sales representative rights. Each party agrees to make available relevant records, papers, information, samples and specimens, as well as to have its employees testify upon request.

                      (iv) Any recovery of damages or costs in any infringement suit under this Section 8(d), where such damages and costs relate to an infringement claim in a territory in which S&N has distribution or sales representative rights, shall be applied as follows:

                           (A) first, either (I) equally to each party until all
Expenses of the suit have been reimbursed (or repaid in such other proportion as actually paid by the parties), if the parties had agreed to share the Expenses equally or (II) to the party solely undertaking the Expenses of such suit until all such Expenses have been reimbursed;

                           (B) if the  Participant  Party shared  equally in the
Expenses, the balance of any recovery shall be shared equally between the parties;

                           (C) if Exogen  controlled  the litigation and S&N did
not share equally in the Expenses, the balance of any recovery shall be divided 75% to Exogen and 25% to S&N; and

                           (D) if S&N  controlled  the litigation and Exogen did
not share equally in the Expenses, the balance of any recovery shall be divided 75% to S&N and 25% to Exogen.

                  Any damages or costs recovered in a suit, where such damages and costs relate to an infringement claim in a territory in which S&N does not have distribution or sales representative rights shall be for the sole benefit of Exogen.

                  (e) Subject to Section 12.2, Exogen shall indemnify and hold harmless S&N and its Affiliates from all Losses and Expenses (as defined in Section 12.2) incurred by S&N and its Affiliates: (i) as required by this Agreement or any agreement contemplated hereby; or (ii) in connection with or arising out of: (A) any breach by Exogen of any of its covenants in this Agreement or any Agreement contemplated herein; (B) any failure of Exogen to perform any of its obligations in this Agreement or any agreement contemplated herein; (C) any breach of any warranty or the inaccuracy of any representation or warranty of any Exogen or its Affiliates contained or referred to in this Agreement or any agreement contemplated hereby; (D) the violation of any law, rule or regulation by Exogen or its Affiliates; or (E) any personal injury, death or property damage arising out of or in connection with the manufacture, use or sale of Products. Provided, however, Exogen shall not be so obligated to indemnify S&N or its Affiliates to the extent that Losses were caused by or resulted from the negligent act or omission or willful misconduct following the date of this Agreement of S&N or its Affiliates, sales representatives or distributors.

                  (f) During the term of the agreements to be executed pursuant to this Agreement and for one year following the termination or expiration of the last of such agreements, Exogen shall not solicit any employee of S&N or its Affiliates. Notwithstanding the foregoing, Exogen shall not be in breach of this
covenant  if  Exogen  (i)  makes   solicitation
for employment by general  advertisement  in periodicals of broad  distribution;
(ii) hires any such person if at the time such person responds to such solicitation, such person has terminated his or her employment with S&N or its Affiliate, voluntarily or involuntarily, and Exogen has not otherwise solicited such person; or (iii) S&N is in default under any of the agreements executed pursuant to this Agreement and such person provides a service reasonably necessary for Exogen to satisfy the obligations of S&N or Exogen thereunder.


                  SECTION 9. Certain Covenants of S&N.

                  (a) Until the earlier of August 1, 2008 or termination of this Master Agreement and all agreements contemplated hereby, and except as specifically provided for in this Master Agreement, without the prior written approval of Exogen's board of directors, S&N will not (i) acquire any Exogen Common Stock (or securities exchangeable, convertible or exercisable therefor) other than as contemplated herein and other than securities issued as dividends on shares of Exogen Common Stock purchased by S&N pursuant to this Agreement,
(ii) commence a tender offer for more than 20% of the then outstanding shares of Exogen Common Stock; or (iii) make any public announcement relating to (i)or
(ii) above; provided, that the foregoing shall not be applicable in the event that any person or persons acting in concert not affiliated with S&N (as defined in the regulations under the Securities Exchange Act of 1934) (A) acquires or makes a tender offer for outstanding Common Stock of Exogen equal to or greater than 20% of the outstanding shares of Exogen Common Stock (other than in an underwritten public offering) or (B) indicates publicly its intention to effect such a transaction.

                  (b) Subject to Section 12.2, S&N shall indemnify and hold harmless Exogen and its Affiliates from all Losses and Expenses incurred by such S&N and its Affiliates (i) as required by this Agreement or any agreement contemplated hereby; or (ii) in connection with or arising out of: (A) any breach by S&N or its Affiliates of any of their respective covenants in this Agreement or any Agreement contemplated herein; (B) any failure of any S&N or its Affiliates to perform any of their respective obligations in this Agreement or any agreement contemplated herein; (C) any breach of any warranty or the inaccuracy of any representation or warranty of any S&N or its Affiliates contained or referred to in this Agreement or any agreement contemplated hereby;
(D) the violation of any law, rule or  regulation by S&N or its  Affiliates;  or
(E) any personal injury, death or property damage arising out of or in connection with repairs or alterations made to Products without the written approval of Exogen, which approval shall not be unreasonably withheld. Provided, however, S&N shall not be so obligated to indemnify Exogen or its Affiliates to the extent that Losses caused by or resulting from the negligent act or omissions of Exogen or its Affiliates.

                  (c) S&N shall comply and shall cause its employees, Affiliates, sales representatives and distributors to comply with all U.S. and foreign labeling and other regulatory requirements and restrictions applicable to the marketing and sale of Products in the United States and in such other countries in which S&N has exercised its option to distribute Products. All Products shall be marked with Exogen's trademarks and all product labeling and packaging that is not Exogen's standard labeling and packaging shall be subject to Exogen's consent, which shall not be unreasonably withheld.

                  (d) During the term of the agreements to be executed pursuant to this Agreement and for one year following the termination or expiration of the last of such agreements, S&N shall not solicit any employee of Exogen or its Affiliates. Notwithstanding the foregoing, S&N shall not be in breach of this covenant if S&N (i) makes solicitation for employment by general advertisement in periodicals of broad distribution; or (ii) hires any such person if at the time such person responds to such solicitation, such person has terminated his or her employment with Exogen or its Affiliate, voluntarily or involuntarily, and S&N has not otherwise solicited such person; or (iii) Exogen is in default under any of the agreements executed pursuant to this Agreement and such person provides a service reasonably necessary for S&N to satisfy the obligations of S&N or Exogen thereunder.

                  (e) Except as set forth below, S&N shall not enter into or assume any distribution or sales representative agreement with any other person or entity pursuant to which S&N distributes or sells "Competing Products" (as defined below) in the United States or in any other country as to which S&N has distribution or sales representative rights. "Competing Products" shall mean non-invasive low intensity ultrasonic or electrical products for the treatment of bone fractures, osteotomies, arthrodeses (other than spine fusions) and distractive osteogenesis. Notwithstanding anything contained herein to the contrary, S&N shall be permitted to acquire, through merger, consolidation, or asset acquisition an entity, assets or business which distributes or sells Competing Products in the United States or such other country or countries if such acquisition is part of an acquisition which includes products other than the Competitive Products ("Competitive Acquisition"). S&N shall provide Exogen with written notice of any Competitive Acquisition no later than the date on which such Competitive Acquisition is consummated and the parties shall discuss the impact of the Competitive Acquisition on this Agreement, if any, and any amendment that could be made to this Agreement in order to accommodate the Competitive Acquisition. No later than 30 days following receipt of such notice, Exogen shall elect by written notice to S&N to either (i) continue this Agreement without amendment; (ii) continue this Agreement with amendment in accordance with the discussions referred to above; or (iii) terminate this Agreement, in any of which cases, subject to any amendment under clause (ii), S&N shall be permitted to sell and distribute the Competitive Products. If Exogen elects the option set forth in clause (ii) above, then the parties shall negotiate in good faith for a period of 30 days with respect to such amendment. If Exogen elects the option set forth in clause (iii) above, then Exogen will pay S&N [****] if Exogen makes such

-------------
     [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

election prior to the first anniversary of this Agreement; [****] if Exogen makes such election prior to the second anniversary of this Agreement; [****] if Exogen makes such election prior to the third anniversary of this Agreement; [****] if Exogen makes such election prior to the fourth anniversary of this Agreement; or [****] if Exogen makes such election anytime after the fourth anniversary of this Agreement. Upon receipt of payment S&N shall, if requested by Exogen, assign to Exogen all agreements relating to the Products with its distributors. In addition, S&N will allow Exogen to offer employment to all Transferred Employees (as defined in the U.S. Sales Representative Agreement) who remain employed by S&N and shall cooperate with Exogen in the transfer of any such individuals who accept re-employment with Exogen. Provided, however, S&N shall not be liable or responsible if Transferred Employees do not wish to be re-employed by Exogen or elect to remain employees of S&N. If Exogen elects the option set forth in clause (ii) above and the parties are unable to agree upon an amendment to this Agreement within the 30 day period, Exogen may elect between the options set forth in clauses (i) and (iii). If Exogen fails to provide notice of its election of the options set forth in this Section or in the preceding sentence, then Exogen shall be deemed to have elected the option contained in clause (i). Nothing contained herein shall limit or prohibit S&N from acquiring or owning directly or indirectly not in excess of 10% of the equity of an entity that is engaged in the manufacture, sale or distribution of a Competitive Product.

                  SECTION 10. Representations and Warranties of Exogen.

                  In addition to the representations and warranties made on the Initial Closing Date by Exogen in the Purchase Agreement and the U.S. Sales Representative Agreement, Exogen represents and warrants to S&N as follows:

                  10.1 Power and Authority. Exogen has all requisite power and authority to enter into and carry out the transactions contemplated by this Agreement. All corporate action on the part of Exogen, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of Exogen hereunder has been taken, and this Agreement constitutes the valid and legally binding obligation of Exogen, enforceable against Exogen in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

                  10.2 Valid Issuance of Exogen Common Stock. The Exogen Common Stock being purchased by S&N pursuant to Section 1 or which may be purchased by S&N upon

-------------
     [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

exercise of the Option, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, free and clear of any Encumbrances (as defined in the Purchase Agreement), other than Encumbrances, if any, arising as a result of actions taken by S&N, and not subject to preemptive or similar rights of stockholders of Exogen or others.

                  10.3 Consents. Except as disclosed on Schedule 9 hereto and for any notifications or filings as may be required under applicable federal or state securities laws, if any, which shall be made on a timely basis, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any person (governmental or private) on the part of Exogen or its Subsidiary (as defined in the Purchase Agreement) is required in connection with the consummation of the transactions contemplated by this Agreement.

                  10.4 Compliance with Other Instruments. The execution, delivery and performance of this Agreement by Exogen and the consummation of the transactions contemplated hereby will not (x) result in any violation of or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provisions of its Second Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, any provisions of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or to the best knowledge of Exogen, of any provision of domestic (federal, state or local) or foreign law, statute, rule or regulation applicable to Exogen or the Subsidiary, or (y) result in the creation of any lien, charge or Encumbrance upon any assets of Exogen or its Subsidiary or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to Exogen or its Subsidiary, their business or operations or any of their assets or properties.

                  10.5 ISO 9000 and CE Mark of Approval. Exogen warrants and represents to S&N that the SAFHS 2000 device complies with International Standards Organization ("ISO") Certification 9003 and the Medical Device Directive and received the CE Mark of Approval on March 24, 1998, and that such certification and approval will be maintained in full force and effect at Exogen's expense. Exogen shall use its diligent efforts to obtain and maintain ISO 9000 certification and the CE Mark of Approval for the SAFHS 3000 device at Exogen's expense.

                  10.6 Millenium Compliance. Exogen represents and warrants that the Products will process dates correctly before, on and after January 1, 2000, such that the features and performance of the Products will be unaffected by the transition from the twentieth century to the twenty first century; provided, however, that the Products are used in accordance with written instructions.

                  SECTION 11. Representations and Warranties of S&N.

                  In addition to the representations and warranties made on the Initial Closing Date by S&N in the Purchase Agreement and the U.S. Sales Representative Agreement, S&N represents and warrants to Exogen as follows:

                  11.1 Power and Authority. S&N has all requisite power and authority to enter into and carry out the transactions contemplated by this Agreement. All corporate action on the part of S&N, its officers, directors and shareholder necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of S&N hereunder has been taken, and this Agreement constitutes the valid and legally binding obligation of S&N, enforceable against S&N in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

                  11.2 Consents. Except as disclosed on Schedule 9 hereto and for any notifications or filings as may be required under applicable federal or state securities laws, if any, which shall be made on a timely basis, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any person (governmental or private) on the part of S&N is required in connection with the consummation of the transactions contemplated by this Agreement.

                  11.3  Compliance  with  Other   Instruments.   The  execution,
delivery and performance of this Agreement by S&N and the consummation of the transactions contemplated hereby will not result in any violation of or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provisions of its Certificate of Incorporation or Bylaws, any provisions of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or to the best knowledge of S&N, of any provision of domestic (federal, state or local) or foreign law, statute, rule or regulation applicable to S&N.

                  SECTION 12. Miscellaneous.

                  12.1 Survival of Warranties. The warranties, representations and covenants of Exogen and S&N contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of S&N or Exogen.

                  12.2 Deductible. "Losses" means any and all losses, costs, obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages, expenses, deficiencies and other charges. "Expenses" means any and all reasonable expenses incurred in connection with investigating, defending, or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including, without limitation, court filing fees, court costs, arbitration fees or costs, witness fees, and reasonable fees and disbursements of legal counsel. No payment under Section 8(e) or 9(b) with respect to any Losses as a result of a breach of a representation or warranty under this Agreement or any other agreement contemplated hereby shall be payable until the time such Losses incurred by an indemnitee shall aggregate more than $30,000 (the "Deductible"), and then only to the extent that such Losses, in the aggregate for the indemnitee, exceed the Deductible. For purposes of the preceding sentence, each of the representations and warranties made by this Agreement and the agreement executed pursuant to this Agreement shall be deemed to have been made without the inclusion of limitations or qualifications as to materiality, such as the words "Material Adverse Effect," "immaterial," "material" and "in all material respects" or words of similar import.

                  12.3 Claim Notice. A party seeking indemnification under Sections 8(e) and 9(b) shall, promptly upon becoming aware of the facts indicating that a claim for indemnification may be warranted, give to the party from whom indemnification is being sought a claim notice relating to such Loss (a "Claim Notice"). Each Claim Notice shall specify the nature of the claim, the applicable provisions of this Agreement or other instrument under which the claim for indemnity arises, and, if possible, the amount or the estimated amount thereof. No failure or delay in giving a Claim Notice (so long as the same is given prior to expiration of the representation or warranty upon which the claim is based) and no failure to include any specific information relating to the claim (such as the amount or estimated amount thereof) or any reference to any provision of this Agreement or other instrument under which the claim arises shall affect the obligation of the party from whom indemnify is sought.

                  12.4 Remedies. In case any one or more of the covenants and/or agreements set forth in this Agreement or any agreement contemplated by this Agreement shall have been breached by any party hereto, S&N, with respect to a breach by Exogen, and Exogen, with respect to a breach by S&N, may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or, where appropriate, an action for specific performance of any such covenant or agreement contained in such agreement.

                  12.5 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, permitted assigns, heirs and personal representatives of the parties, except that neither party may assign its rights and obligations under this Agreement to any person without the prior written consent of the other party or in accordance with Section 7 of this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  12.6 Governing Law. This Agreement shall be governed and construed under the laws of the State of Delaware without regard to the principles of conflicts or choice of law.

                  12.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  12.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  12.9 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or confirmation of facsimile transmission (with a copy to be sent in accordance with this Section) to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as such party may designate by ten (10) days' advance written notice to the other party. In the case of notices to be sent to S&N, a copy shall also be delivered to: Smith & Nephew, Inc., 1450 Brooks Road, Memphis, Tennessee 38116, Attention General Counsel, Facsimile Number 901-396-7824. In the case of notices to be sent to Exogen, a copy shall also be delivered to Brobeck, Phleger & Harrison, LLP, 1633 Broadway, 47th Floor, New York, New York 10019, Attention Ellen B. Corenswet, Esquire.

                  12.10 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  12.11 Amendments and Waivers. No term of this Agreement may be amended, discharged or terminated and the observance of any term of this Agreement may not be waived (either generally or in a particular instance and either retroactively or prospectively), without the prior written consent of the parties. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

                  12.12  Severability.   If  one  or  more  provisions  of  this
Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  12.13 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties and no party shall be liable or bound to the other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

                  12.14 Press Releases and Announcements. Each of the parties hereto agrees that it will not issue any press release or announcement relating to the subject matter of this Agreement without the prior written approval of the other parties; provided, however, that any party may make any public disclosure it believes in good faith is required by law, stock exchange rules or regulation (in which case the disclosing party shall advise the other party, provide it with a copy of the proposed disclosure prior to making the disclosure, and use reasonable efforts to agree upon the text of such press release, before issuing any such press release).

                  12.15 Arbitration. Any dispute concerning this Agreement and any agreement contemplated hereunder (except the U.S. Sales Representative Agreement) shall be submitted to a panel of three arbitrators. Each party shall appoint one arbitrator and the two arbitrators shall appoint a third arbitrator. The arbitration proceedings shall be conducted in accordance with the then current Rules for Large, Complex Disputes of the American Arbitration
Association, or in accordance with such other rules or procedures as the Arbitrator may specify. The arbitration shall take place in Wilmington, Delaware. Each party will bear its own arbitration expenses plus one-half of the arbitrators' fee. This arbitration shall be non-binding.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                    EXOGEN, INC.



                                    By: /s/ Patrick A. McBrayer
                                    ---------------------------
                                    Name:  Patrick A. McBrayer
                                    Title: President and Chief Executive Officer
                                    Address:    10 Constitution Ave.
                                                P.O. Box 6860
                                                Piscataway, NJ 08855
                                    Facsimile Number: 732-981-0648


                                    SMITH & NEPHEW, INC.



                                    By: /s/ Larry W. Papasan
                                    ------------------------
                                    Name:       Larry W. Papasan
                                    Title:      President
                                                Orthopaedic Division
                                    Address:    1450 Brooks Road
                                                Memphis, TN 38116
                                    Facsimile Number: 901-399-7824


                      [SIGNATURE PAGE TO MASTER AGREEMENT]

                                   SCHEDULE 5


                             TERMS AND CONDITIONS OF
                      U.S. STOCKING DISTRIBUTION AGREEMENT



General: S&N to have exclusive rights in the United States for the sale, promotion and marketing of Products (as defined in the U.S. Sales Representative Agreement).

Term of Agreement:            From  execution and delivery  until July 30, 2008,
                              unless terminated  earlier pursuant to termination
                              rights.  S&N to  have  the  option  to  renew  for
                              consecutive    three-year    terms   on   mutually
                              acceptable terms and conditions. If terms and conditions of first renewal term not agreed to, then the agreement shall be renewed for one five year period on a non-exclusive basis with no Minimum Number of Orders requirements (as defined in the U.S. Sales Representative Agreement).

Termination rights:           Material default  by other  party not cured within
                              60 days after notice.

Exogen's responsibilities:    Manufacturing,  shipment  FOB New  Jersey  to S&N,
                              product training to S&N's sales personnel, product
                              warranty work at Exogen's expense, provision of up
                              to 100  demonstration  units  annually at standard
                              manufacturing  cost plus 25%,  maintenance of U.S.
                              regulatory    approvals,    CE    mark,    quality
                              registrations  and  U.S.   intellectual   property
                              rights in good standing.

S&N's                         Sales, marketing,  promotion and distribution. S&N
responsibilities:             to be  responsible  for  [****].  S&N  to  provide
                              reasonable follow-up contact with physicians and patients. Minimum Number of Units requirements to be negotiated in good faith. S&N to pay for Products within 30 days of shipment.

-------------
     [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Transfer prices:              Transfer  prices  to be  established  for  first 4
                              years as set forth on the following chart based on average selling price of [****] provided that transfer prices to be renegotiated during such 4-year period in good faith if the average selling prices increases or decreases by more than 15%.
                              See following table:



                          Year 1               Year 2                 Year 3               Year 4
                          ------               ------                 ------               ------

Annual Sale Price        [*****]               [*****]                [*****]              [*****]

Manufacturing Cost       [*****]               [*****]                [*****]              [*****]

Transfer Price           [*****]               [*****]                [*****]              [*****]


Other terms:                  Parties   to  explore  in  good  faith  bona  fide
                              opportunities for joint manufacturing (provided such opportunity does not result in material adverse financial consequences to either party).
                              If parties agree to such an arrangement, parties to share equally any manufacturing costs savings that are achieved.




-------------
     [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 6A


                             TERMS AND CONDITIONS OF
                     GLOBAL STOCKING DISTRIBUTION AGREEMENT


General: S&N to have exclusive distribution rights (subject to the provisions of Section 6(a)(i) of this Agreement) for the sale, promotion and marketing of Products in all countries other than Japan and with respect to China, Korea and Taiwan, subject to Teijin Limited's distribution rights pursuant to an undated one page letter from Exogen to Teijin ("Letter Agreement").Upon written notice from S&N of its intention to exercise its distribution rights in one or more of China, Korea and Taiwan (subject only to Teijin's rights under the Letter Agreement, Exogen will notify Teijin Limited and commence negotiations with respect to such designated country or pursuant to the Letter Agreement. If Teijin and Exogen do not enter into an agreement covering the specified country or countries within the specified time period, Exogen shall so notify S&N and S&N shall be deemed to have exercised its option with respect to these countries.


Term of Agreement:            From  execution and delivery  until July 30, 2008,
                              unless terminated  earlier pursuant to termination
                              rights.   S&N  to  have   option   to  renew   for
                              consecutive    three-year    terms   on   mutually
                              acceptable terms and conditions. If terms and conditions of the first renewal term are not agreed to, then the agreement shall be renewed for one five years period on a non-exclusive basis with no Minimum Number of Orders requirements.


Termination rights:           Material  default by other party not cured  within
                              60 days after notice.


Exogen's                      Manufacturing,  shipment  FOB New  Jersey  to S&N,
responsibilities:             product training to S&N's sales personnel, product
                              warranty work at Exogen's expense, provision of up
                              to 100  demonstration  units  annually at standard
                              manufacturing   cost  plus  25%,   maintenance  of
                              regulatory    approvals,    CE    mark,    quality
                              registrations and
                              intellectual property rights in good standing, except as S&N may be responsible in accordance with the next succeeding paragraph.

S&N's                         Sales,  marketing,   promotion  and  distribution.
responsibilities:             Minimum  Number  of  Units   requirements   to  be
                              negotiated  in good  faith  for the  first two (2)
                              years of the term and shall be  negotiated in good
                              faith  at least  six  months  prior  to each  year
                              thereafter.    The   Minimum   Number   of   Units
                              requirement   shall  be   determined   based  upon
                              relevant criteria on a country-by-country basis or
                              on a multiple country basis including:  the number
                              of orthopaedic surgeons;  the number of fractures;
                              population;  reimbursement;  regulatory  approvals
                              and  status;   and  S&N  experience   with  trauma
                              products.  Use  diligent  efforts  to  obtain  and
                              maintain, at S&N's expense, import, regulatory and
                              reimbursement approvals in any country (other than
                              France,  Germany and Holland)  where S&N wishes to
                              commence  distribution.  S&N to pay  for  Products
                              within the time  period to be  negotiated  in good
                              faith   (principally   based   on   the   expected
                              reimbursement cycle) on a country by country basis
                              or on a multiple country basis, depending upon the
                              arrangement.    S&N   to   be   responsible    for
                              pre-certifying, arranging shipping, invoicing and making collections from patients and/or their insurers. S&N to provide reasonable follow-up contact with physicians and patients.


Transfer prices:              To   be    negotiated   in   good   faith   on   a
                              country-by-country basis or on a multiple country basis, prices to be established for the first three years based on an estimated average selling price and manufacturing cost (taking into account the projected market size, reimbursement levels, competition and other relevant factors) and to be renegotiated in good faith during such three-year period if the average selling price increases or decreases by more than 15%. All payments will be made in U.S. Dollars.


Other terms:                  Parties   to  explore  in  good  faith  bona  fide
                              opportunities for joint manufacturing (provided such opportunity does not result in material adverse financial consequences to either party).
                              If parties agree to such an arrangement, parties to share equally any manufacturing costs savings that are achieved.

                                   SCHEDULE 6B


                             TERMS AND CONDITIONS OF
               INDIVIDUAL COUNTRY STOCKING DISTRIBUTION AGREEMENT
                (PRIOR TO EXERCISE OF GLOBAL DISTRIBUTION OPTION)


General: S&N to have exclusive distribution rights for the sale, promotion and marketing of Products in the country, subject to rights of Teijin Limited described in Schedule 6A.

Term of Agreement:            From  execution and delivery  until July 30, 2008,
                              unless terminated  earlier pursuant to termination
                              rights.   S&N  to  have   option   to  renew   for
                              consecutive    three-year    terms   on   mutually
                              acceptable terms and conditions. If terms and conditions of the first renewal term are not agreed to, then the agreement shall be renewed for one five years period on a non-exclusive basis with no Minimum Number of Orders requirements.

Termination rights:           Material  default by other party not cured  within
                              60 days after notice.

Exogen's                      Manufacturing,  shipment  FOB New  Jersey  to S&N,
responsibilities:             product training to S&N's sales personnel, product
                              warranty work at Exogen's expense, provision of up
                              to 100  demonstration  units  annually at standard
                              manufacturing  cost plus 25%,  maintenance of U.S.
                              regulatory    approvals,    CE    mark,    quality
                              registrations and intellectual property rights in good standing, except as S&N may be responsible in accordance with the next succeeding paragraph.

S&N's                         Sales,  marketing,   promotion  and  distribution.
responsibilities:             Minimum  Number  of  Units   requirements   to  be
                              negotiated  in good  faith  for the  first two (2)
                              years of the term and shall be  negotiated in good
                              faith  at least  six  months  prior  to each  year
                              thereafter.    The   Minimum   Number   of   Units
                              requirement   shall  be   determined   based  upon
                              relevant criteria on a country-by-country basis or
                              on a multiple country basis including:  the number
                              of orthopaedic surgeons;  the number of fractures;
                              population;  reimbursement;  regulatory  approvals
                              and  status;   and  S&N  experience   with  trauma
                              products. Use diligent efforts to obtain and maintain, at S&N's expense, import, regulatory and reimbursement approvals in any country (other than U.S., France, Germany and

                              Holland) where S&N wishes to commence distribution. S&N to pay for Products within the time period to be negotiated in good faith on a country-by-country basis or on a multiple country basis, depending on the distribution arrangement. S&N to be responsible for pre-certifying, arranging shipping, invoicing and making collections from patients and/or their insurers. S&N to provide reasonable follow-up contact with physicians and patients.

Transfer prices:              To be  negotiated  in  good  faith;  prices  to be
                              established for the first three years based on an estimated average selling price and manufacturing cost (taking into account the projected market size, reimbursement levels, competition and other relevant factors) and to be renegotiated in good faith if the average selling prices increase or decrease by more than 15% during such three-year period. All payments will be made in U.S. Dollars.

                                   SCHEDULE 7


                      TERMS AND CONDITIONS TO SERVE AS THE
                        BASIS FOR GOOD FAITH NEGOTIATIONS


Any such agreement that involves the formation of a joint venture would contemplate (i) administration of the joint venture by a board consisting of an equal number of representatives of S&N and Exogen, (ii) contribution by Exogen of such technology, infrastructure and licenses as shall be agreed upon, (iii) contribution by S&N of such cash and regulatory support as shall be agreed upon, and (iv) S&N to be exclusive distributor on a transfer price arrangement or on the basis of sharing total profits/losses (after interest on distributorship capital employed).

                                   SCHEDULE 8

                            U.S. AND FOREIGN PATENTS,
                           TRADEMARKS AND APPLICATIONS


(L) indicates license

PATENTS
Index No.      Number        Country       Status      Issued (Filing)    Inventor(s)             Description
------------------------------------------------------------------------------------------------------------------------
Ultrasound
    1*       4530360        USA         Issued         7/23/85           Duarte          Method for Healing Bone
                                                                                         Fractures by Ultrasound
     2       5003965 /      USA         Issued         4/2/91            Talish /        Medical Device for Ultrasonic
             8042                                                        Lifshey         Treatment of Living Tissue
                                                                                         and/or Cells
    2A       1328485 /      Canada      Issued                           Talish /        Medical Device for Ultrasonic
             8042                                                        Lifshey         Treatment of Living Tissue
                                                                                         and/or Cells
     3       5186162 /      USA         Issued         2/16/93           Talish /        Ultrasonic Transducer Device
             0089                                                        Lifshey         for Treatment of Living
                                                                                         Tissues and/or Cells
     4       5211160 /      USA         Issued         5/18/93           Talish /        Ultrasound Orthopaedic
             0090                                                        Lifshey         Treatment Head and Body -
                                                                                         Mounting Means Therefor
     5       5520612 /      USA         Issued         5/28/96           Winder /        Acoustic System for Bone
             4031                                                        Talish / Ryaby  Fracture Therapy
    5A       Kokai #        Japan       Published      12/17/96          Winder /        Acoustic System for Bone
             8-332209                                                    Talish / Ryaby  Fracture Therapy
             601-11J
             (Cross
             Reference:
             Section 28)
    5B       080390 4031    Taiwan      Issued         8/11/96           Winder /        Acoustic System for Bone
                                                                         Talish et al    Fracture Therapy
     6       5556372 /      USA         Issued         9/17/96           Talish /        Apparatus for Ultrasonic Bone
             601-8                                                       Ryaby et al     Treatment (SAFHS 2000(R))

-------------
     * Patent Term Extension under 35 USC#156:Filed 12/5/94; Extension received 5/31/96; term extension --5 years to 11/12/2007.

    6B       Pub.           EPO         Published      12/03/97          Talish /        Apparatus for Ultrasonic Bone
             #0-809-470                                                  Ryaby et al     Treatment (SAFHS 2000(R))
             601-8 PCT/EPO
    6F       Kokai          Japan       Published      9/17/96           Talish /        Acoustic System for Bone
             #8-238284                                                   Ryaby et al     Fracture Therapy
             601-8 Japan
     7       5626554 /      USA         Issued         5/6/97            Ryaby /         Gel Containment Structure
             601-4                                                       Talish /
                                                                         McCabe
     8       5755746        USA         Issued         5/26/98           Talish /        Locator Method & Apparatus
             601-3FWC                                                    Lifshey
    8B       Pub.           EPO         Published      12/12/97          Talish /        Locator Method & Apparatus
             #0-810-844                                                  Lifshey
             601-3 PCT/EPO
    8D       PCT/US95-1     China       Published      3/14/98           Talish /        Locator Method & Apparatus
             96742.I                    #CN-1175195A                     Lifshey
             601-3
             PCT/China
     9       5762616 601-7  USA         Issued         6/9/98            Talish          Apparatus for Ultrasonic
                                                                                         Treatment of Sites
                                                                                         Corresponding to the Torso
    9A       PCT/US97       PCT         Published      9/18/97           Talish          Apparatus for Ultrasonic
             WO97 / 33649                                                                Treatment of Sites
             601-7 PCT                                                                   Corresponding to the Torso
    11       D380440 601-9  USA         Issued         7/1/97            Talish /        Ultrasonic Transducer Housing
                                                                         Ryaby /         (Design Patent)
                                                                         Urgovitch
    11A      Reg. #         Japan       Registered     8/29/97           Talish /        Ultrasonic Transducer Housing
             998899 601-9J                                               Urgovitch /     (Japanese Design Patent)
                                                                         Scowen / Ryaby
    12*      5730705        USA         Issued         3/24/98           Talish /        Ultrasonic Treatment for Bony
             661905 601-13                                               Ryaby /         Ingrowth
                                                                         Tanzer / Bobyn
    25A      WO98 / 10729   PCT         Published      3/19/98           Talish          Cast Punch
             601-19 PCT


------------
*Co-owned between Exogen, Inc. and inventors.


    28       Kokai          Japan       Published      (10/28/97)        Winder /        Acoustic System for Bone
             #9-276352                                                   Talish / Ryaby  Fracture Therapy
             601-47 PCT
             Japan
             (Cross-reference:
             Section 5A)

Mechanical Strain
   2 (L)     5273028 /      USA         Issued         12/28/93          McLeod / Rubin  Non-Invasive Means for
             3009                                                                        In-Vivo Bone Growth
                                                                                         Stimulation
  2A (L)     183314         Mexico      Issued         5/23/93           McLeod / Rubin  Non-Invasive Means for
             1450-002                                                                    In-Vivo Bone Growth
                                                                                         Stimulation
  2C (L)     667113         Australia   Issued         5/26/93           McLeod / Rubin  Non-Invasive Means for
             2030/3009                                                                   In-Vivo Bone Growth
                                                                                         Stimulation
   3 (L)     5376065 3018   USA         Issued         12/27/94          McLeod / Rubin  Non-Invasive Method for
                                                                                         In-Vivo Bone Growth
                                                                                         Stimulation
   4 (L)     5103806 2025A  USA         Issued         4/14/92           McLeod / Rubin  Method for the Promotion of
                                                                                         Growth, Ingrowth & Healing of
                                                                                         Bone Tissue & Prevention of
                                                                                         Osteopenia by Mechanical
                                                                                         Loading of the Bone Tissue
   5 (L)     5191880 2025B  USA         Issued         3/9/93            McLeod / Rubin  Method for the Promotion of
                                                                                         Growth, Ingrowth & Healing of
                                                                                         Bone Tissue & Prevention of
                                                                                         Osteopenia by Mechanical
                                                                                         Loading of the Bone Tissue
Other
  1 (L)     4993413/        USA         Issued         2/19/91           McLeod /       Electromagnetic: Method and
            2032                                                         Rubin          Apparatus for Inducing a
                                                                                        Current and Voltage in Living
                                                                                        Tissue
    2       4719907         USA         Issued         1/19/88           Banko          Orthopedic Pin Placement Guide
            3.0-001


PATENT APPLICATIONS

Index No.       Number         Country       Status     Issued (Filing)    Inventor(s)             Description
                                                              Date



                                                         [****]

TRADEMARKS

Index No.  Number            Country      Status        Issued (Filing)   Trademark
                                                        Date
    1      650974 10.1-002   USA          Registered    11/3/87           SAFHS(R)
    1A      7-112401 /        Japan        Listed        (10/31/95)        SAFHS(R)
           10.1-002J
    1B      548993 /          Canada       Registered    4/10/92           SAFHS(R)
           10.1-002C         Mexico
     2      74/530521         USA          Registered    7/11/95           EXOGEN(R)
           10.1-008
     3      720034 /          USA          Registered    7/16/96           SAFHS 2000(R)
           10.1-009
    3A      7 / 111521 /      Japan        Listed        (10/30/95)        SAFHS 2000(R)
           10.1-009J

TRADEMARK APPLICATIONS

Index No.  Number            Country      Status        Issued (Filing)   Trademark
                                                        Date
   2A      7-111520 /        Japan        Pending       (10/30/95)        EXOGEN(R)
           10.1-011J
    3A      7 / 111521 /      Mexico       Pending       (10/30/95)        SAFHS 2000(R)
           10.1-009J         Canada       Pending
     4      317,761 Exogen    USA          Pending       (7/1/97)          EXOGEN 2000(TM)
           10.-007

------------
     [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 9


                       CURRENT INTERNATIONAL ARRANGEMENTS


Note on termination rights/notice periods

Rights to terminate and the notice periods for termination of sales representative, distribution, marketing and consulting arrangements are subject to applicable laws and regulations. This Schedule 9 summarizes the notice periods Exogen believes are due under applicable local laws as they exist as of the Initial Closing Date. The laws of many countries require that notice periods be extended depending on the duration of the sales representative, distribution, marketing or consulting arrangements. Thus the termination rights and notice periods stated below may change due to the continued duration of such arrangements and/or changes in applicable laws and regulations.

                                     [****]


------------
     [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 10

                                REQUIRED CONSENTS

                                      None